EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Beauty Health Company (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Michael Monahan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 7, 2025
/s/ Michael Monahan
Michael Monahan
Chief Financial Officer
(Principal Accounting and Financial Officer)